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                                                                     EXHIBIT 10


                                AMENDMENT NO. 1

                                       TO

                                CREDIT AGREEMENT


                  AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of May 31, 2005 (this "Amendment"), to the Credit Agreement, dated as of November 30, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among DELTA AIR LINES, INC., a Delaware corporation (the "Borrower"), the other Credit Parties signatory thereto, GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent for Revolving Lenders (in such capacity, the "Revolving Facility Administrative Agent"), as administrative agent for Term Lenders (in such capacity, the "Term Loan Administrative Agent") and as collateral agent for Lenders (in such capacity, the "Collateral Agent" and, collectively with the Revolving Facility Administrative Agent and the Term Loan Administrative Agent, the "Agents"), and the Lenders and L/C Issuers signatory thereto from time to time. Capitalized terms used herein without definition shall have the respective meanings ascribed to those terms in the Credit Agreement.

                                  WITNESSETH:

                  WHEREAS, the Borrower has requested an amendment to the Credit Agreement as herein set forth; and

                  WHEREAS, the Borrower, the Agents and the Lenders signatory hereto have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided; and

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Amendments to the Credit Agreement. As of the Effective Date, the Credit Agreement is hereby amended by deleting Annex G to the Credit Agreement in its entirety and inserting in lieu thereof Exhibit A attached hereto.

         Section 2. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof (the "Effective Date") upon receipt by the Administrative Agents of the following:

                  (a) Counterparts of this Amendment duly executed by each of the Agents, the Requisite Lenders and each of the Credit Parties;

                  (b) Such other items from the Credit Parties as the Administrative Agents may reasonably request in writing; and


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                  (c)      All fees and expenses of the Agents and the Lenders
due and payable by the Borrower pursuant to the Loan Documents as of the date hereof, including, without limitation, all costs, fees and expenses of the Agents and Lenders in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto.

         Section 3. Representations and Warranties. Each Credit Party hereby jointly and severally represents and warrants to the Agents and each Lender, with respect to all Credit Parties, as follows:

                  (a) After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.

                  (b) The execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all requisite corporate, limited liability company or limited partnership action on the part of such Credit Party and will not violate any of the articles of incorporation or bylaws (or other constituent documents) of such Credit Party.

                  (c) This Amendment has been duly executed and delivered by each Credit Party, and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

                  (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

         Section 4. Reference to and Effect on the Loan Documents.

                  (a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Administrative Agent, the Collateral Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any


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provision of the Credit Agreement or any Loan Document, except as and to the extent expressly set forth herein.

                  (d) The Credit Parties hereby confirm that the security interests and liens granted pursuant to the Loan Documents continue to secure the Obligations as set forth in the Loan Documents and that such security interests and liens remain in full force and effect.

         Section 5. Fees. As consideration for the execution of this Amendment, the Borrower agrees to pay to the applicable Administrative Agent for the account of each Lender for which such Administrative Agent shall have received (by facsimile or otherwise) an executed signature page (or a release from escrow of a signature page previously delivered in escrow) for this Amendment, or a written consent to this Amendment, by 5 p.m. (New York Time) on May 27, 2005 (or such later date or time as the Administrative Agents and the Borrower may agree), an amendment fee equal to 0.20% of such Lender's aggregate Commitments then in effect.

         Section 6. Costs and Expenses. As provided in Section 11.3 (Fees and Expenses) of the Credit Agreement, the Borrower agrees to reimburse the Agents for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

         Section 7. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         Section 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agents of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.


                            [SIGNATURE PAGES FOLLOW]


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                  IN WITNESS WHEREOF, the parties hereto, by their officers
thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.


                                        DELTA AIR LINES, INC.,
                                        as Borrower


                                        By: /s/ Todd G. Helvie
                                            -----------------------------------
                                            Name: Todd G. Helvie
                                            Title: Senior Vice President -
                                                   Treasurer


                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as Revolving Facility Administrative
                                           Agent, Term Loan Facility
                                           Administrative Agent, Collateral
                                           Agent and Lender


                                        By: /s/ Douglas A. Kelly
                                            -----------------------------------
                                            Douglas A. Kelly
                                            Duly Authorized Signatory


                                        [THE AMENDMENT NO. 1 WAS ALSO EXECUTED
                                        BY THE OTHER CREDIT PARTIES AND LENDERS]